                            THE EARTHGRAINS COMPANY
                            -----------------------

                     EMPLOYEE STOCK OWNERSHIP /401(k) PLAN
                     -------------------------------------

                                TRUST AGREEMENT
                                ---------------

                               Table of Contents
                               -----------------

ARTICLE                                                                   PAGE
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
I TRUST; TRUST FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
      1.1 Name of Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . 1
      1.2 Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
      1.3 Investment Committee . . . . . . . . . . . . . . . . . . . . . . . 1
      1.4 Qualification under Internal Revenue Code. . . . . . . . . . . . . 2
      1.5 Entire Understanding . . . . . . . . . . . . . . . . . . . . . . . 2
      1.6 Administration of Plan . . . . . . . . . . . . . . . . . . . . . . 2
      1.7 Named Fiduciary. . . . . . . . . . . . . . . . . . . . . . . . . . 2
      1.8 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

II CONTRIBUTIONS TO TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . 3

III PAYMENTS FROM TRUST FUND . . . . . . . . . . . . . . . . . . . . . . . . 3
      3.1 Instructions From Human Resources Committee. . . . . . . . . . . . 3
      3.2 Trustee Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 3
      3.3 Trustee Compensation . . . . . . . . . . . . . . . . . . . . . . . 3

IV INVESTMENT OF TRUST FUND. . . . . . . . . . . . . . . . . . . . . . . . . 4
      4.1 Investment Powers - In General . . . . . . . . . . . . . . . . . . 4
      4.2 Investment of ESOP Contributions . . . . . . . . . . . . . . . . . 4
      4.3 Investment of non-ESOP Contributions - Powers of Trustee . . . . . 4
      4.4 Investment of non-ESOP Contributions - Powers of Investment
          Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
      4.5 Voting of Company Stock. . . . . . . . . . . . . . . . . . . . . . 6
      4.6 Tender of Company Stock. . . . . . . . . . . . . . . . . . . . . . 7

V INVESTMENT MANAGERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
      5.1 Appointment by Investment Committee. . . . . . . . . . . . . . . . 7
      5.2 Relationship to Trustee. . . . . . . . . . . . . . . . . . . . . . 8
      5.3 Fiduciary Responsibility . . . . . . . . . . . . . . . . . . . . . 9
      5.4 Investment Authority . . . . . . . . . . . . . . . . . . . . . . . 9

VI RECORDKEEPING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      6.1 Recordkeeping. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      6.2 Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

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      6.3 Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

VII AMENDMENT AND TERMINATION. . . . . . . . . . . . . . . . . . . . . . . .10
      7.1 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
      7.2 Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . .10

VIII SUCCESSION OF TRUSTEES. . . . . . . . . . . . . . . . . . . . . . . . .10
      8.1 Removal by Investment Committee. . . . . . . . . . . . . . . . . .10
      8.2 Resignation of Trustee . . . . . . . . . . . . . . . . . . . . . .10
      8.3 Appointment of Successor Trustee . . . . . . . . . . . . . . . . .11
      8.4 Transfer of Assets to Successor Trustee. . . . . . . . . . . . . .11
      8.5 Reorganization of Trustee. . . . . . . . . . . . . . . . . . . . .11

IX GENERAL ADMINISTRATIVE POWERS . . . . . . . . . . . . . . . . . . . . . .11
      9.1 Plan Administration. . . . . . . . . . . . . . . . . . . . . . . .11
      9.2 Reliance Upon Human Resources Committee. . . . . . . . . . . . . .11
      9.3 Reliance upon Company. . . . . . . . . . . . . . . . . . . . . . .12
      9.4 Reliance upon Counsel. . . . . . . . . . . . . . . . . . . . . . .12
      9.5 Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
      9.6 No Implied Powers or Obligations . . . . . . . . . . . . . . . . .12
      9.7 Parties to Court Proceedings . . . . . . . . . . . . . . . . . . .12
      9.8 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

X MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
      10.1 Third Parties . . . . . . . . . . . . . . . . . . . . . . . . . .13
      10.2 Reorganization of Company . . . . . . . . . . . . . . . . . . . .13
      10.3 Prohibition Against Assignment. . . . . . . . . . . . . . . . . .14
      10.4 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . .14
      10.5 Severability of Provisions. . . . . . . . . . . . . . . . . . . .14
      10.6 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
      10.7 Exclusive Benefit Rule. . . . . . . . . . . . . . . . . . . . . .14


                                    - 2 -
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                   THE EARTHGRAINS COMPANY
                   -----------------------
    EMPLOYEE STOCK OWNERSHIP/401(K) PLAN TRUST AGREEMENT
    ----------------------------------------------------


This agreement ("Agreement") is entered into this 1st day of July, 1996, effective as of July 1, 1996, by and between the Investment Committee of The Earthgrains Company (the "Company"), and Wachovia Bank of Company (the "Company"), and Wachovia Bank of North Carolina, N.A., a national banking association organized under the laws of the United States of America (the "Trustee"), in its capacity as Trustee under the Plan.

                              RECITALS

1. The Company has established and maintains The Earthgrains Company Employee Stock Ownership/401(k) Plan for the exclusive benefit of its eligible employees and the eligible employees of its affiliated corporations (together, the "Employer"), which plan was amended and restated effective July 1, 1996, (the "Plan").

2.    The Plan is intended to satisfy all requirements of section
      401(a) of the Internal Revenue Code of 1986, as amended
      ("Code"), and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

3. A portion of the Plan is designed to invest primarily in common stock of the Company ("Company Stock"), which portion is intended to satisfy all requirements of Code section 4975(e)(7) and therefore constitutes an employee stock ownership plan ("ESOP").

4. The Plan provides for a trustee to receive and hold contributions made under the Plan in trust, which trust is intended to be tax-exempt under Code sections 401(a) and 501(a).

5. By execution of this Agreement, the Investment Committee and Trustee hereby establish the following Trust Agreement.


                             ARTICLE I

                         TRUST; TRUST FUND
                         -----------------

1.1   Name of Trust.  The Investment Committee hereby establishes
      -------------
with the Trustee a trust to carry out the purposes of the Plan, which trust shall be known as the "The Earthgrains Company Employee Stock Ownership/401(k) Plan Trust" (the "Trust").

1.2   Trust Fund.  The "Trust Fund" as of any date means all
      ----------
property then held in trust under this Agreement.

1.3   Investment Committee.  The Investment Committee means the
      --------------------
committee, as constituted
by the Company from time to time, which has the following responsibilities:

(a) The selection, retention and termination of investment managers, trustees, custodians and other organizations performing similar investment services, including negotiation and approval of fee schedules and other compensation and expenses to be paid to such organizations;

(b) The selection of pooled, collective, commingled or group investment accounts, funds, trusts, Company Stock, or other entities, into which Plan assets may be invested from time to time and negotiation and approval of fee schedules and expenses to be paid in connection therewith;

(c) Management of the investment mix of Plan assets within risk/return guidelines established from time to time by the Audit and Finance Committee of the Company's Board of
      Directors;

(d) Entering into financial contracts or similar arrangements to manage risk (including but not limited to foreign currency hedges and so-called "swap" contracts);

(e) Selection, retention, and termination of all other investment service providers and negotiation and approval of all fee schedules, expenses and compensation to be paid to such service providers; and

(f) Execution of all other administrative duties with respect to investment matters of the Plan.

(g) Directing the Trustee to enter into a loan or loans exempt under Code Section 4575 (ESOP Loan) and to purchase Company
      Stock with the proceeds of such ESOP Loan.

1.4   Qualification under Internal Revenue Code.  Unless otherwise
      -----------------------------------------
advised to the contrary, the Trustee shall assume that the Trust is entitled to tax exemption under Code section 501(a) as part of an employee benefit plan which is qualified under Code section 401(a).

1.5   Entire Understanding.  The rights, powers, titles, duties,
      --------------------
discretions, and immunities of the Trustee shall be governed solely by this Agreement, the Plan, and applicable law.

1.6   Administration of Plan.  The Plan shall be administered by the
      ----------------------
Human Resources Committee appointed by the Company (the "Human
Resources Committee"), which shall have such authority and responsibility as is provided in the Plan and this Agreement.

1.7   Named Fiduciary.  The Investment Committee shall be a "named
      ---------------
fiduciary" within the meaning of Section 402(a)(2) of ERISA with respect to the investment of the Trust Fund, except to the extent that the Investment Committee has appointed an investment manager pursuant to Article V, and except to the extent that a Participant (or Beneficiary) directs the Trustee with respect to the voting or tendering of Company Stock pursuant to Sections 4.5 or 4.6.

1.8   Definitions.  All capitalized words and phrases used in this
      -----------
Agreement shall have the meanings ascribed to them in the Plan, unless the context plainly requires a different meaning.

                          ARTICLE II

                  CONTRIBUTIONS TO TRUST FUND
                  ---------------------------

The Trustee shall receive and hold contributions made under the Plan by the Employer and Participants, together with the income and increments thereon, in trust for the exclusive benefit of Participants and their Beneficiaries, and without distinction between principal and income. The Trustee shall not be required nor have any duty to take any action to collect or enforce payment of any contribution under the Plan required to be made by the Employer or a Participant.

                          ARTICLE III

                    PAYMENTS FROM TRUST FUND
                    ------------------------

3.1   Instructions From Human Resources Committee.  The Trustee
      -------------------------------------------
shall make such distributions and payments from the Trust Fund to such persons, in such manner, at such times, and in such amounts, as the Human Resources Committee from time to time shall direct. The Trustee shall not be responsible for ascertaining whether any distribution or payment directed by the Human Resources Committee complies with the terms of the Plan, or see to its application, and, accordingly, shall be fully protected in making payments in accordance with such directions.

3.2   Trustee Expenses.  The expenses incurred by the Trustee in the
      ----------------
performance of its duties under this Agreement, including (but not limited to) reasonable fees for legal, accounting, administrative, or other services rendered to the Trustee, and expenses incident thereto, shall be paid by the Trustee out of the Trust Fund unless paid by the Employer. All proper charges upon or in respect of the Trust Fund, including (but not limited to) real and personal property taxes, income taxes, transfer taxes, and other taxes of any kind, levied or assessed under current or future law shall be paid by the Trustee out of the Trust Fund.

3.3   Trustee Compensation.  The Trustee shall be entitled to such
      --------------------
compensation as may be agreed upon in writing from time to time between the Investment Committee and the Trustee and such compensation shall be paid from the Trust Fund unless paid by the Employer.

                          ARTICLE IV

                   INVESTMENT OF TRUST FUND
                   ------------------------

4.1   Investment Powers - In General.  Except as otherwise provided
      ------------------------------
in this Agreement, the Trustee shall have exclusive authority and discretion to hold, manage, care for, and protect the Trust Fund.

4.2   Investment of ESOP Contributions.  The purpose of that portion
      --------------------------------
of the Plan that is an ESOP is to invest primarily in and hold Company Stock, and, accordingly, the Trustee shall, as directed by the Investment Committee, invest and reinvest contributions made under the ESOP portion of the Plan in Company Stock, subject to minimum fractional interests established by the Trustee from time to time, and (subject to the Code and ERISA) is authorized to borrow from any lender (including a "party-in-interest" as defined in ERISA section 3(14)) to finance the acquisition of Company
Stock. For any period in which contributions under the ESOP portion of the Plan are not invested in Company Stock, they shall, at the direction of the Investment Committee, be held within the Trust Fund in cash or invested in short-term investments pursuant to Section 4.3. Subject to applicable law, the Trustee may acquire Company stock on the open market, through private purchases, purchases from the Company (including purchases of treasury shares or authorized by unissued shares), or otherwise.

4.3   Investment of non-ESOP Contributions - Powers of Trustee.
      --------------------------------------------------------
Except for any portion of the Trust Fund which has been invested at the direction of the Investment Committee (or a Participant or Beneficiary) pursuant to Section 4.4, or at the direction of an investment manager pursuant to Article V, the Trustee shall have the following rights, powers, and duties with respect to the investment of contributions made under the non-ESOP portion of the Plan, in addition to those provided elsewhere in this Agreement, the Plan, or by law:

(a) To retain, without liability for depreciation or loss, any and all stocks, bonds, notes, or other securities, including those issued by the Employer, and those issued by a foreign corporation, or any variety of real or personal property, including that which it may receive as a contribution from the Employer.

(b) To sell, lease, pledge, mortgage, transfer, exchange, convert, or otherwise dispose of, or grant options with respect to, any and all property at any time that forms part of the Trust Fund, in such manner, at such time or times, for such purposes, for such prices, and upon such terms and conditions as it may decide. Any sale may be made by private contract or by public auction and no person who deals with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

(c) Upon direction of the Investment Committee, to borrow money for any purpose

      (including entering into an ESOP Loan) connected with the protection, preservation, or improvement of any assets of the Trust Fund, whenever, in its judgment, it appears advisable and, as security, to mortgage or pledge any real estate or personal property of the Trust Fund, upon such terms and conditions as it may deem advisable.

(d) Subject to Section 4.5, to vote, in person or by general or limited proxy, any shares of stock or other securities held by it; to consent, directly or through an agent, to the reorganization, consolidation, merger, dissolution, or liquidation of any corporation in which the Trustee may have any interest, or to the sale, pledge, lease, or mortgage of any property by or to any such corporation; and to make any payments and to take any steps which it may deem necessary or proper to enable it to obtain the benefit of any such transaction.

(e) To acquire, dispose of, or exercise all options, rights, and privileges to convert stocks, bonds, notes, mortgages, or other property into other stocks, bonds, mortgages, or other property; to subscribe for additional or other stocks, bonds, notes, mortgages, or other property; to make such conversions and subscriptions and to make payments therefor; and to hold such stocks, bonds, notes, mortgages, or other property so acquired as investments of the Trust Fund.

(f) To keep any of the securities or other property belonging to the Trust Fund registered or recorded in the name of the Trust Fund or in the name of the Trustee as nominee, without disclosing said Trust Fund.

(g) To pay, compromise, compound, adjust, submit to arbitration, settle, or release any claims or demands of the Trust as it may deem advisable, including the acceptance of deeds of real property in satisfaction of bonds and mortgages, and to make any payments in connection therewith which it may deem advisable.

(h) To reduce the interest rate at any time, and from time to time, on any note or mortgage constituting a portion of the Trust Fund and to extend or renew notes and mortgages upon or after maturity, with or without reference to the value of the mortgage security at the time of such extension or renewal.

(i) To employ agents, attorneys, and other persons whose services may reasonably be required in connection with the administration of the Trust Fund from time to time, and to pay reasonable compensation therefor.

(j) To deposit in its banking department any or all cash held in the Trust Fund; provided that, if this power is exercised, its banking department shall not be obligated to pay to the Trust Fund or to any beneficiary thereof, any interest, earnings, or profit whatsoever accruing to or deriving to it from such money on deposit with it, except for such rate of interest as under its current practices it may be obligated to pay upon demand deposit of individuals.

(k) To execute and deliver any and all instruments in writing which it may deem advisable to carry out any of the foregoing powers. No party to any such instrument in writing, signed by the Trustee, shall be obliged to inquire into its validity or be bound to see to the application of any money or other property paid or delivered to the Trustee pursuant to the terms of such instrument.

Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not acquire or dispose of any asset or engage in any transaction if such acquisition, disposition, or transaction would cause a tax to be imposed upon any person under Code section 4975.

4.4   Investment of non-ESOP Contributions - Powers of Investment
      -----------------------------------------------------------
Committee.  The Investment Committee shall direct the Trustee as to
---------
the investment of any or all assets of the Trust Fund, or shall direct the Trustee to maintain or make available within the Trust Fund a diversified group of at least three (3) investment funds in which the assets of the Trust Fund may be invested at the direction of Participants or Beneficiaries. An "investment fund" may be any common or collective trust fund or pooled investment fund maintained by the Trustee or an affiliate of the Trustee, the terms and conditions of which are incorporated herein. All directions of the Investment Committee (or its agent), or a Participant or Beneficiary, to the Trustee in this regard shall be in writing, and the Trustee shall be under no duty to question any such direction or to review any securities or other property in connection with such direction. The Trustee shall not be liable or responsible in any way for any losses or unfavorable results that arise from its compliance with such directions.

4.5   Voting of Company Stock.  The Company shall use its reasonable
      -----------------------
best efforts to cause to be delivered to each Participant (or in case of death, his Beneficiary) such notices and informational statements as are furnished to the Company's stockholders with respect to the exercise of voting rights on Company Stock, together with a form by which the Participant (or Beneficiary) may confidentially instruct the Trustee with respect to the voting of Company Stock allocated to his account under the Plan. The Trustee shall vote Company Stock held within the Trust Fund as follows:

The Trustee shall vote Company Stock credited to a Participant's account under the Plan with respect to which the Trustee has received timely direction, as directed by the Participant (or
   Beneficiary) (or abstain if so directed).

The Trustee shall vote (i) all Company Stock not credited to any Participant's account under the Plan, and (ii) all Company Stock credited to a Participant's account under the Plan with respect to which the Trustee has not received timely direction, in the same proportion as the Company Stock specifically directed by Participants and Beneficiaries in (a) (disregarding any shares specified in (a) with respect to which the Trustee has received a direction to abstain).

For purposes of voting Company Stock, the Participant (or
   Beneficiary) shall be a Named Fiduciary with respect to Company Stock credited to his account.

4.6   Tender of Company Stock.  If there is a tender or exchange
      -----------------------
offer for, or a request or invitation for the tender or exchange of, Company Stock, the Trustee promptly shall furnish to each Participant (or in case of death, his Beneficiary) a notice of such offer, request, or invitation, and shall request direction from the Participant (or Beneficiary) as to the tender or exchange of Company Stock allocated to the Participant's account under the Plan. The Trustee shall tender or exchange, or retain, Company Stock held within the Trust as follows:

(a) The Trustee shall tender or exchange, or retain, Company Stock credited to a Participant's account under the Plan with respect to which the Trustee has received timely direction, as directed by the Participant (or Beneficiary).

(b) The Trustee shall retain Company Stock credited to a Participant's account under the Plan which respect to which the Trustee has not received timely direction.

(c) The Trustee shall tender or exchange, or retain, Company Stock not credited to any Participant's account under the Plan, in the same proportion as the Company Stock specified in (a) and
      (b) are tendered or exchanged, or retained.

(d) For purposes of tendering Company Stock, the Participant (or Beneficiary) shall be a Named Fiduciary with respect to the Company Stock credited to his account.

All tender or exchange directions received by the Trustee shall be held in confidence by the Trustee and shall not be divulged or released to any person, including an employee or any officer or director of the Company.

                         ARTICLE V

                    INVESTMENT MANAGERS
                    -------------------

5.1   Appointment by Investment Committee.  The Investment Committee
      -----------------------------------
may transfer to one or more "investment managers" (as defined below) the authority and responsibility to direct the investment and management, and/or to have custody and control, of all or part of the Trust Fund by advance written notice to the Trustee. Any such notice shall include the name and a specimen signature of each such investment manager. Any such transfer of the Trustee's authority to an investment manager may be revoked in whole or in part by the Investment Committee by delivery to the investment manager and the Trustee of reasonable advance written notice to that effect, whereupon such authority shall be restored to the Trustee unless a successor investment manager is appointed by the Investment Committee. For purposes of this Agreement, an "investment manager" is a fiduciary that has fully complied with the provisions of section 3(38) of ERISA and has provided the Trustee with a written acknowledgment that it has done so and that it is a fiduciary with respect to the Trust Fund or the Investment Committee to the extent it has assumed investment management.

5.2   Relationship to Trustee.  During such period of time as an
      -----------------------
investment manager is authorized to direct the investment and management of all or part of the Trust Fund which remains in the custody of the Trustee, the following shall apply:

(a)   No Liability for Losses.  The Trustee shall not be liable or
      -----------------------
      in any way responsible for any losses or other unfavorable results arising from the Trustee's compliance with investment or management directions received by the Trustee from the investment manager. The Trustee shall not be liable for the acts or omissions of any investment manager unless the Trustee knowingly participates in, or knowingly undertakes to conceal, an act or omission of such investment manager knowing such act or omission constitutes a breach of fiduciary responsibility by the investment manager. If the Trustee has knowledge of a breach committed by the investment manager, it shall notify the Company in writing thereof, and the Company shall thereafter assume full responsibility to all persons interested in the Plan to remedy such breach.

(b)   Communications to Trustee.  All directions concerning
      -------------------------
      investments made by an investment manager shall be signed by such person or persons, acting on behalf of the investment manager, as may be duly authorized in writing; provided that, the transmission to the Trustee of such directions by photostatic teletransmission with duplicate or facsimile signature or signatures shall be considered a delivery in writing of the aforesaid directions until the Trustee is notified in writing that the use of such devices with duplicate or facsimile signatures is no longer authorized.

(c)   Compliance with Instructions.  The Trustee shall comply with
      ----------------------------
      any written directions given by an investment manager as promptly as possible, and shall be entitled to presume that any directions so given are fully authorized.

(d)   Absence of Instructions.  The Trustee shall not be liable for
      -----------------------
      its failure to invest any or all of the Trust Fund in the absence of written directions from the investment manager.

(e)   Rights with Respect to Securities.  The Trustee shall have no
      ---------------------------------
      obligation to determine the existence of any conversion, redemption, exchange, subscription, or other right relating to any securities purchases, of which notice was given prior to the purchase of such securities, unless the Trustee is informed of the existence of the right and is instructed to exercise such right, in writing, by the investment manager, within a reasonable time prior to the expiration of such right.

5.3   Fiduciary Responsibility.  The Investment Committee intends by
      ------------------------
this Article to allocate to an investment manager all fiduciary responsibility with respect to the assets of the Trust Fund that are invested, managed, and controlled by, and under the custody of the investment manager. Unless the Trustee, by action or failure to act, participates in or undertakes to conceal an act or omission of an investment manager, the Trustee shall incur no liability for any loss of any kind which may result solely (i) by reason of any action taken by it in accordance with any direction of such investment manager, or (ii) by reason of any act or omission of an investment manager, and, except where the Trustee has failed fully to perform and discharge all of its duties and obligations under this Agreement, the Company shall indemnify and hold harmless the Trustee for any legal liability judicially imposed by a court of competent jurisdiction on the Trustee solely as a result of complying with the instructions of an investment manager appointed by the Investment Committee or solely as a result of any act or omission of the investment manager. The Trustee shall not be deemed to be a party to or to have any obligations under any agreement with any investment manager, except as otherwise provided for herein. On receipt of directions from an investment manager, the trustee promptly shall make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out such directions. The Trustee shall not be deemed to have participated in any act or omission of the investment manager solely by reason of acting or failing to act in accordance with the direction of the investment manager.

5.4   Investment Authority.  An investment manager shall have the
      --------------------
investment powers and duties otherwise granted to or imposed upon the Trustee, except as otherwise limited by agreement or by investment objectives provided by the Investment Committee.

                         ARTICLE VI

                        RECORDKEEPING
                        -------------

6.1   Recordkeeping.  The Trustee shall keep accurate and detailed
      -------------
accounts of all its investments, receipts, disbursements, and other transactions involving the Trust Fund, and all accounts, books, and records relating thereto shall be open to inspection and audit by any person designated by the Investment Committee at all reasonable times during business hours.

6.2   Fiscal Year.  The fiscal year of the Trust shall be the twelve
      -----------
(12) month period ending on June 30 of each year.

6.3   Reports.  Within seventy-five (75) days following the close of
      -------
each fiscal year of the Trust, and as soon as practicable, but not later than sixty (60) days, after the removal or resignation of the Trustee, the Trustee shall file with the Investment Committee a written report that sets forth all investments, receipts, disbursements, and other transactions effected by it during such fiscal year, or portion thereof. Such report shall contain a description of all investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or received being shown separately), and showing the investments held at the end of the period for which the report is submitted.
Neither the Investment Committee, the Company, nor any Participant or Beneficiary in the Plan, nor any other person shall have the right to demand or be entitled to any further or different accounting by the Trustee. The foregoing provisions, however, shall not preclude the Trustee from having its accounts judicially settled if it so desires.

                          ARTICLE VII

                   AMENDMENT AND TERMINATION
                   -------------------------

7.1   Amendment.  The Investment Committee shall have the right at
      ---------
any time, and from time to time, to amend this Agreement, in whole or in part, on a prospective or retroactive basis; provided that, no amendment shall be effective if it causes any part of the Trust Fund to be used for, or diverted to, purposes other the exclusive benefit of Participants and their Beneficiaries, and no amendment shall be effective without the Trustee's consent if it materially changes the rights, duties, and responsibilities of the Trustee. An amendment shall become effective upon the date therein so stated.

7.2   Termination.  If the Plan is terminated, this Agreement
      -----------
nevertheless shall continue in effect until all assets have been distributed from the Trust Fund, at which time the Trust and this Agreement shall terminate. The Investment Committee shall notify the Trustee of the termination of the Plan, and the Trustee shall dispose of Trust Fund assets in accordance with the directions of the Investment Committee, subject to the receipt of such determination from the Internal Revenue Service as to the qualified status of the Plan and Trust under Code sections 401 (a) and 501
(a) as may reasonably be required by the Trustee.

                             ARTICLE VIII

                       SUCCESSION OF TRUSTEES
                       ----------------------

8.1   Removal by Investment Committee.  The Investment Committee may
      -------------------------------
remove the Trustee at any time upon written notice to the Trustee. Such removal shall be effective immediately upon the Trustee's receipt of such notice or at such later date as the parties may agree.

8.2   Resignation of Trustee.  The Trustee may resign as Trustee at
      ----------------------
any time upon sixty (60) days' written notice to the Investment Committee, or such other date as the parties may agree. Such resignation shall be effective as of the date the Investment Committee appoints a successor trustee; provided that, if no successor trustee is appointed within sixty (60) days after the Investment Committee's receipt of the Trustee's notice of resignation, the Trustee may apply to a court of competent jurisdiction for appointment of a successor trustee and such resignation shall be effective as of the date the court appoints a successor trustee.

8.3   Appointment of Successor Trustee.  To appoint a successor
      --------------------------------
trustee, the Investment Committee shall deliver to the Trustee and to the successor trustee an instrument, executed by the Investment Committee, appointing such successor trustee, and deliver to the Trustee a written acceptance executed by the successor trustee so appointed. Unless and until superseded by a subsequent trust agreement, all of the provisions of this Agreement shall apply to any successor trustee with the same force and effect as if such successor trustee originally had been named herein as the Trustee.

8.4   Transfer of Assets to Successor Trustee.  Upon the appointment
      ---------------------------------------
of a successor trustee, the Trustee shall, without requiring any release or agreement from any party other than the Investment Committee, render a final accounting in writing to the Investment Committee and transfer and deliver the assets of the Trust Fund to such successor trustee after reserving such reasonable amount as it shall deem necessary to provide for any fees, expenses, or taxes then chargeable against the Trust Fund. The receipt of assets by a successor trustee and the approval by the Investment Committee of the final accounting of the Trustee shall be a full and complete acquittal and discharge of the Trustee except as otherwise provided under ERISA. A successor trustee shall have no liability whatsoever for the acts or omissions of the Trustee. If the Investment Committee fails to object to such accounting by delivery to the Trustee within one hundred and twenty (120) days from the date of receipt by the Investment Committee of such final accounting, such accounting shall be deemed to be approved by the Investment Committee.

8.5   Reorganization of Trustee.  If, at any time, the Trustee
      -------------------------
merges or consolidates with another entity, or sells or transfers substantially all of its assets and business to another entity, the entity resulting from such merger or consolidation, or the entity into which it is converted, or to which such sale or transfer is made, shall thereupon become and be the Trustee under this Agreement, with the same effect as though originally so named.

                         ARTICLE IX

                GENERAL ADMINISTRATIVE POWERS
                -----------------------------

9.1   Plan Administration.  The Plan shall be administered by the
      -------------------
Human Resources Committee, the individual members of which have been duly appointed. The Human Resources Committee shall have all administrative authority and responsibility with respect to the Plan as is provided in the Plan, and the Trustee shall have no obligations with respect to the administration of the Plan.

9.2   Reliance Upon Human Resources Committee.  The Trustee shall be
      ---------------------------------------
fully protected in relying upon any instruction, direction, or approval of the Human Resources Committee (or its agent) furnished to the Trustee if such instruction, direction, or approval is (i) signed by a majority of the members of the Human Resources Committee, or (ii) signed by one or more of its members as may be authorized by the Human Resources Committee in accordance with the Plan or administrative procedures of the Human Resources Committee to execute such instructions, directions, or approvals. The Trustee may rely upon a certification by any Company officer as to the identity of the members of the Human Resources Committee until advised to the contrary. The Company agrees to indemnify and hold the Trustee harmless against any liabilities it may incur in acting in accordance with any such written instruction, direction, or approval delivered by the Human Resources Committee.

9.3   Reliance upon Company.  The Trustee shall be fully protected
      ---------------------
in acting upon any instrument, certificate, or paper signed on behalf of the Company, provided that the Trustee reasonably believes that such instrument, certificate, or paper is genuine and signed by the proper person. The Trustee shall be under no duty to make any investigation or inquiry as to any statement of fact contained in such writing, but may accept the same as conclusive evidence of the truth and accuracy thereof, including any statement that any amendment or modification of this Agreement under the provisions of Article VII complies with the requirements and restrictions set forth therein. The Company agrees to indemnify and hold the Trustee harmless against any liabilities it may incur in acting in accordance with any such written instructions delivered by the Company, the Investment Committee and/or Human Resources Committee.

9.4   Reliance upon Counsel.  The Trustee may consult with counsel,
      ---------------------
who may or may not be counsel for the Company, in respect of any of its duties or obligations hereunder and shall be fully protected in acting or refraining from acting in accordance with the written advice of such counsel.

9.5   Indemnity.  The indemnity provided the Trustee under this
      ---------
Agreement shall survive the termination of this Agreement.

9.6   No Implied Powers or Obligations.  Nothing shall be deemed to
      --------------------------------
impose any powers, duties, or responsibilities on the Trustee other than those expressly set forth in the Plan, this Agreement, or under ERISA.

9.7   Parties to Court Proceedings.  Except as otherwise required by
      ----------------------------
ERISA, only the Company, the Investment Committee, and the Trustee shall be necessary parties to any court proceeding involving the Trustee or the Trust, and no employee, former employee, or beneficiary shall be entitled to any notice or process. Any final judgment entered in any such proceeding shall be conclusive upon the Company, the Investment Committee, the Trustee, employees, former employees, and beneficiaries of employees or former employees.

9.8   Notices.  All notices, orders, authorizations, directions, or
      -------
other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or mailed to the following address, marked for attention as indicated, or such other address or marked for such other attention as may from time to time be furnished in writing to the other party to this Agreement by any such addressee:

      If to the Company, the Investment Committee or the Human
Resources Committee:

            The Earthgrains Company
            8400 Maryland Avenue
            St. Louis, Missouri 63105-3668

            Attention:  Vice President and General Counsel
                        Vice President and Treasurer
                        Director of Human Resources Administration

      If to the Trustee:

            Wachovia Bank of North Carolina, N.A.
            301 North Main Street
            Winston-Salem, North Carolina 27150

            Attention:  S. Jane Price, CRPS
                        Vice President

                           ARTICLE X

                         MISCELLANEOUS
                         -------------

10.1  Third Parties.  No person dealing with the Trustee shall be
      -------------
obligated to see to the application of any money paid or property delivered to the Trustee; nor shall any such person be required to take cognizance of the provisions of this Agreement or the Plan, or to question the authority of the Trustee to do any act as respects the Trust or the authority of the Trustee to receive any money becoming due and payable, nor be obligated to inquire as to whether the Trustee has secured the direction, consent, or approval of the Company, the Investment Committee, the Human Resources Committee or of any Participant or Beneficiary to any proposed action. In general, each person dealing with the Trustee may act upon any advice, request, or representation in writing by the Trustee or the Trustee's duly authorized agent and shall not be liable to any person in so doing.

10.2  Reorganization of Company.  If the Company consolidates or
      -------------------------
merges with or into any other corporation, or sells substantially all of its property, the successor corporation formed and resulting from any such consolidation, merger, or purchase of assets automatically shall become a party to this Agreement unless in connection with such consolidation, merger, or purchase of assets, another entity becomes a party in lieu of the successor corporation.

10.3  Prohibition Against Assignment.  Except as may be required or
      ------------------------------
permitted under ERISA and the Code, no interest in any payments under the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge shall be void. Neither shall the Trust nor the Trustee be in any manner liable for or subject to any debts, contracts, liabilities, engagements, or torts of any person entitled to any payment or distribution from the Trust Fund.

10.4  Governing Law.  This Agreement shall be governed by the
      -------------
internal laws of the state of Missouri to the extent that federal law does not preempt such laws.

10.5  Severability of Provisions.  If any provision of this
      --------------------------
Agreement is held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement, but shall be fully severable, and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

10.6  Headings.  All headings in this Agreement are included solely
      --------
for ease of reference and do not bear on the interpretation of the text.

10.7  Exclusive Benefit Rule.  The assets of the Trust Fund shall
      ----------------------
never inure to the benefit of the Company and shall be held for the exclusive purpose of providing benefits under the Plan and defraying reasonable expenses of administration. The Company shall not be entitled to receive or recover any part of its contributions to the Trust or the earnings thereon except as follows:

(a)   Contributions Conditioned on Deductibility.  All Company
      ------------------------------------------
      contributions to the Trust Fund are conditioned upon deductibility under Code section 404, unless otherwise expressly stated by the Company. Accordingly, if and to the extent that such a deduction is disallowed within the meaning of section 403(c)(2) of ERISA, the contribution in question shall be repaid to the Company upon demand (but subject to paragraph (c) below and only to the extent disallowed) within one (1) year after such disallowance. If the Company contribution for any taxable year exceeds the amount deductible for the taxable year under the Code, but is not repaid pursuant to the foregoing sentence, the portion not so deductible shall in like amount reduce the contribution required in respect of the subsequent taxable year during which the disallowance or other determination of nondeductibility is made and, to the extent not thereby consumed, any subsequent taxable year or years.

(b)   Contributions Made by Mistake.  If and to the extent that a
      -----------------------------
      contribution to the Trust Fund is made as a result of a good faith mistake of facts or circumstances, the same shall be repaid to the Company upon demand of the Investment Committee (but subject to paragraph (c) below and only to the extent of such mistake) within one (1) year after the contribution was made.

(c)   Repayments.  Any repayment of a contribution under paragraphs
      ----------
      (a) or (b), above, shall be subject to the condition that (i) such repayment shall not include any earnings attributable to that portion of the contribution that qualifies for repayment under paragraph (a) or (b) above, unless the repayment is being made to avoid a detrimental tax effect under Code section 401(k), 401(m), or 402(g), (ii) there shall be deducted from the amount of such repayment any losses attributable to that portion of the contribution which qualifies for repayment under paragraph (a) or (b) above, and
      (iii) in no event shall such repayment result in any Participant's account being reduced to a balance which is less than the balance which would have been in his account had the amount contributed not been contributed, and the amount of the repayment shall be adjusted accordingly.




IN WITNESS WHEREOF, the Investment Committee of The Earthgrains
Company and the Trustee have caused this Agreement to be duly executed as of the day and year first above written.


WACHOVIA BANK OF                       INVESTMENT COMMITTEE OF
NORTH CAROLINA, N.A.                   THE EARTHGRAINS COMPANY
as Trustee


By---------------------------------    By----------------------------

Its--------------------------------    Its---------------------------